================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):         April 17, 2000
                                                                  --------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
                        (As Successor to BANK ONE, N.A.)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of BANC ONE CREDIT CARD MASTER TRUST)

                                  United States
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

                 0-25636                                 51-0269396
         ------------------------           ------------------------------------
         (Commission File Number)           (IRS Employer Identification Number)



201 North Walnut Street, Wilmington, Delaware                       19801
---------------------------------------------                    ----------
(Address of principal executive offices)                         (Zip Code)


                                 (302) 594-4117
               --------------------------------------------------
               Registrant's telephone number, including area code

================================================================================

Item 5. Other Events

        On April 17, 2000, the Banc One Credit Card Master Trust (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing Series:

        6.15% Class A Asset Backed Certificates, Series 1995-A
        6.30% Class B Asset Backed Certificates, Series 1995-A
        6.30% Class A Asset Backed Certificates, Series 1995-B
        6.45% Class B Asset Backed Certificates, Series 1995-B
        Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A

Item 7. Financial Statements and Exhibits

        (c) Exhibits.

        See page 4 for Exhibit Index.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   First USA Bank, N.A., as Servicer, on behalf of BANC ONE CREDIT CARD MASTER TRUST

                                   By: /s/ Tracie H. Klein
                                       -------------------
                                   Name:  Tracie H. Klein
                                   Title: First Vice President


Date:  April 17, 2000
       --------------

EXHIBIT INDEX


Exhibit   Description                                                                      Page
-------   -----------                                                                      ----


99.1      The Series Allocation Report for the monthly Period ending March 31, 2000.        5-6

99.2      Banc One Credit Card Master Trust - Summary Report for Series 1995-A              7-8

99.3      Banc One Credit Card Master Trust - Summary Report Series 1995-B                 9-10

99.4      Banc One Credit Card Master Trust - Summary Report for Series 1996-A            11-12

99.5      Monthly Servicer's Certificates                                                 13-15

BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT


Distribution Date of:      17-Apr-00    For the Monthly Period Ending:      31-Mar-00  Days in Interest Period (30/360)           30
Determined as of:          11-Apr-00    Monthly Period                             65  Days in Interest Period (Act/360)          33

           Beginning                           Total Trust     Investor Interest   Series 1995-A
---------------------------------              ------------    -----------------   -------------
Pool Balance (Principal)                   4,064,132,311.96
Finance Charges O/S                          153,625,544.37
Excess Funding Account                                 0.00

Initial Invested Amount                                         3,860,000,000.00   380,000,000.00
Invested Amount                                                 3,690,000,000.00   380,000,000.00
Class A Invested Amount                                                            357,200,000.00
Class B Invested Amount                                                             22,800,000.00

Principal Funding Account                                         178,600,000.00   178,600,000.00

Adjusted Invested Amount                                        3,511,400,000.00   201,400,000.00
Class A Adjusted Invested Amt                                                      178,600,000.00
Class B Adjusted Invested Amt                                                       22,800,000.00
Enhancement Invested Amount                                                 0.00             0.00

Principal Allocation Pct                            100.00%               90.79%            9.35%
Principal Collections                        483,500,629.46       438,990,954.47    45,207,740.57

Floating Allocation Pct                             100.00%               87.86%            6.42%
Finance Charge Collections                    77,278,659.48        67,900,579.98     4,961,594.92
Defaulted Amount                              25,415,955.93        22,331,626.35     1,631,804.67

Interchange Collections                        9,198,179.47         8,081,943.00       590,559.42
Servicer Interchange                                                3,843,750.00       395,833.33

Shared Principal Collections                                      366,898,880.43             0.00

             Ending                            Total Trust     Investor Interest   Series 1995-A
---------------------------------              ------------    -----------------   -------------
Pool Balance (Principal)                   4,010,232,610.78
Finance Charges O/S                          149,870,275.57
Excess Funding Account                                 0.00

Initial Invested Amount                                         3,860,000,000.00   380,000,000.00
Invested Amount                                                 3,690,000,000.00   380,000,000.00
Class A Invested Amount                                                            357,200,000.00
Class B Invested Amount                                                             22,800,000.00

Principal Funding Account                                         297,666,666.67   238,133,333.33

Partial Amortization Amount                                                 0.00             0.00

Adjusted Invested Amount                                        3,392,333,333.33   141,866,666.67
Class A Adjusted Invested Amt                                                      119,066,666.67
Class B Adjusted Invested Amt                                                       22,800,000.00
Enhancement Invested Amount                                                 0.00             0.00

Principal Allocation Pct                            100.00%               92.01%            9.48%
Floating Allocation Pct                             100.00%               87.56%            5.02%


           Beginning                        Series 1995-B    Series 1996-A       Series 1997-1     Series 1997-2
---------------------------------           -------------    -------------       -------------     -------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount                     380,000,000.00   500,000,000.00    1,700,000,000.00    900,000,000.00
Invested Amount                             380,000,000.00   500,000,000.00    1,530,000,000.00    900,000,000.00
Class A Invested Amount                     357,200,000.00   465,000,000.00    1,530,000,000.00    900,000,000.00
Class B Invested Amount                      22,800,000.00    35,000,000.00                0.00              0.00

Principal Funding Account                             0.00             0.00                0.00              0.00

Adjusted Invested Amount                    380,000,000.00   500,000,000.00    1,530,000,000.00    900,000,000.00
Class A Adjusted Invested Amt               357,200,000.00   465,000,000.00    1,530,000,000.00    900,000,000.00
Class B Adjusted Invested Amt                22,800,000.00    35,000,000.00                0.00              0.00
Enhancement Invested Amount                           0.00             0.00                0.00              0.00

Principal Allocation Pct                             9.35%           12.30%              37.65%            22.14%
Principal Collections                        45,207,740.57    59,483,869.17      182,020,639.66    107,070,964.50

Floating Allocation Pct                              9.35%           12.30%              37.65%            22.14%
Finance Charge Collections                    7,225,623.66     9,507,399.56       29,092,642.64     17,113,319.20
Defaulted Amount                              2,376,414.57     3,126,861.28        9,568,195.52      5,628,350.30

Interchange Collections                         860,037.99     1,131,628.94        3,462,784.55      2,036,932.09
Servicer Interchange                            395,833.33       520,833.33        1,593,750.00        937,500.00

Shared Principal Collections                          0.00    62,610,730.45      191,588,835.18    112,699,314.81




             Ending                         Series 1995-B    Series 1996-A       Series 1997-1     Series 1997-2
---------------------------------           -------------    -------------       -------------     -------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount                     380,000,000.00   500,000,000.00    1,700,000,000.00    900,000,000.00
Invested Amount                             380,000,000.00   500,000,000.00    1,530,000,000.00    900,000,000.00
Class A Invested Amount                     357,200,000.00   465,000,000.00    1,530,000,000.00    900,000,000.00
Class B Invested Amount                      22,800,000.00    35,000,000.00                0.00              0.00

Principal Funding Account                    59,533,333.33             0.00                0.00              0.00

Partial Amortization Amount                           0.00             0.00                0.00              0.00

Adjusted Invested Amount                    320,466,666.67   500,000,000.00    1,530,000,000.00    900,000,000.00
Class A Adjusted Invested Amt               297,666,666.67   465,000,000.00    1,530,000,000.00    900,000,000.00
Class B Adjusted Invested Amt                22,800,000.00    35,000,000.00                0.00              0.00
Enhancement Invested Amount                           0.00             0.00                0.00              0.00

Principal Allocation Pct                             9.48%           12.47%              38.15%            22.44%
Floating Allocation Pct                              9.48%           12.47%              38.15%            22.44%

* Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. Beginning Floating Allocation Percentages are based on the Adjusted Invested Amounts as of the last day of the Monthly Period preceding the current Monthly Period. Ending Floating Allocation Percentages will be used for next month's allocations.

BANK ONE CREDIT MASTER TRUST - SERIES ALLOCATION REPORT
Distribution Date of:      17-Apr-00    For the Monthly Period Ending:      31-Mar-00  Days in Interest Period (30/360)           30
Determined as of:          11-Apr-00    Monthly Period                             65  Days in Interest Period (Act/360)          33


                                                              Gross Balances of
Minimum Balance Requirement                                   Accounts Delinquent:                    (%)                ($)
---------------------------                                   --------------------                   ----                ---
Trust Initial Invested Amount             3,860,000,000.00       30 - 59 days                        1.73%          72,012,212.55
Trust PFA                                   178,600,000.00       60 - 89 days                        1.26%          52,398,133.75
Ending Portfolio Principal Balance        4,010,232,610.78       90 days +                           2.94%         122,254,941.76
                                                                 Total 30 days +                     5.93%         246,665,288.06
Beginning Excess Funding Acct Bal                     0.00
Required Excess Funding Account Deposit               0.00
Excess Funding Account Withdrawal                     0.00
                                                              Gross Credit Losses                    8.40%          28,440,078.71
Seller's Participation Amt (w/o EFA)        498,832,610.78    Net Credit Losses                      7.50%          25,415,955.93
Required Seller's Interest                  200,511,630.54    Discount Option Receivables                                       0
Required Excess Funding Account Balance               0.00    Discount Percentage                                           0.00%
Seller's Participation Amount               498,832,610.78    Finance  Charge  Billed - pool                        58,103,193.91
Seller's Interest Percentage                        12.44%    Fees  Billed - pool                                    9,451,749.39
                                                              Interest Earned on Collection Account                  2,537,461.86
Fraud Losses reassigned to the Seller                 0.00    Required Principal Balance                         3,860,000,000.00
                                                              EFA + Receivables + PFA                            4,188,832,610.78

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1995-A

Distribution Date of:                               17-Apr-00
Determined as of:                                   11-Apr-00
For the Monthly Period Ending:                      31-Mar-00
Days in Interest Period (30/360)                           30
Days in Interest Period (Actual/360)                       33

                                                    Beginning                   Ending                   Change
                                                    ---------                   ------                   ------
Pool Balance (Principal)                     4,064,132,311.96         4,010,232,610.78           (53,899,701.18)
Excess Funding Account                                   0.00                     0.00                     0.00

Invested Amount                                380,000,000.00           380,000,000.00                     0.00
Class A Invested Amount                        357,200,000.00           357,200,000.00                     0.00
Class B Invested Amount                         22,800,000.00            22,800,000.00                     0.00

Principal Funding Account                      178,600,000.00           238,133,333.33            59,533,333.33

Adjusted Invested Amount                       201,400,000.00           141,866,666.67           (59,533,333.33)
Class A Adjusted Invested Amount               178,600,000.00           119,066,666.67           (59,533,333.33)
Class B Adjusted Invested Amount                22,800,000.00            22,800,000.00                     0.00
Enhancement Invested Amount                              0.00                     0.00                     0.00

Reserve Account                                  1,900,000.00             1,900,000.00                     0.00

Available Cash Collateral Amount                21,926,000.00            16,568,000.00            (5,358,000.00)
Available Shared Collateral Amount              18,126,000.00            12,768,000.00            (5,358,000.00)
Spread Account                                  11,400,000.00            11,400,000.00                     0.00

Servicing Base Amount                          201,400,000.00           141,866,666.67           (59,533,333.33)

Allocation Percentages
----------------------
Floating Allocation Pct                                 6.42%
Principal Allocation Pct                                9.35%
Class A Floating Pct                                   91.26%
Class B Floating Pct                                    8.74%
Class A Principal Pct                                  94.00%
Class B Principal Pct                                   6.00%

                                                                      Series
Allocations                                      Trust                1995-A             Class A          Class B
-----------                                   ---------------------------------------------------------------------
Principal Collections                         483,500,629.46       45,207,740.57      42,495,276.13    2,712,464.43

Finance Charge Collections                     77,278,659.48        4,961,594.92       4,528,057.50      433,537.42
PFA Investment Proceeds                                   NA          894,174.66         894,174.66            0.00
Reserve Account Draw                                      NA           21,150.34          21,150.34            0.00
                                                                    ------------       ------------      ----------
Available Funds                                                     5,876,919.92       5,443,382.50      433,537.42

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                  395,833.33         361,245.95       34,587.38
Monthly Interest                                                    1,950,350.00       1,830,650.00      119,700.00
Monthly Servicing Fee                                                  41,958.33          38,292.07        3,666.26
Defaulted Amounts                              25,415,955.93        1,631,804.67       1,489,219.80      142,584.87
                                                                   -------------      -------------     ----------
                                                                    4,019,946.34       3,719,407.83      300,538.52

Excess Spread                                                       1,999,558.45       1,723,974.67      275,583.78
Required Amount                                                             0.00               0.00            0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                        4,824.42
Risk-Free Fee                                                                              3,135.00
Interest on CCA Draw                                                                           0.00
Monthly Cash Collateral Fee                                                                7,959.42

Cash Collateral Account (continued)
-----------------------------------
Quarterly Excess Spread Percentage                                                            6.95%
Principal Payment Rate Calculation                                                           11.53%
Calculated Current Month's Spread Account Cap                                                 3.00%
Spread Account Cap Adjustment                                                                 0.00%
Applicable Spread Account Cap Percentage                                                      3.00%
Beginning Cash Collateral Amount                                                      21,926,000.00
Required Cash Collateral Amount                                                       16,568,000.00
Cash Collateral Account Draw                                                                   0.00
Cash Collateral Account Surplus                                                        5,358,000.00
Beginning Spread Account Balance                                                      11,400,000.00
Required Spread Account Amount                                                        11,400,000.00
Required Spread Account Draw                                                                   0.00
Required Spread Account Deposit                                                                0.00
Spread Account Surplus                                                                         0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                             4
Controlled Accumulation Amount                                                        59,533,333.33
Required PFA Balance                                                                 238,133,333.33
Beginning PFA Balance                                                                178,600,000.00
Controlled Deposit Amount                                                             59,533,333.33
Available Investor Principal Collections                                              46,839,545.24
Principal Shortfall                                                                   12,693,788.09
Shared Principal to Other Series                                                               0.00
Shared Principal from Other Series                                                    12,693,788.09
Class A Monthly Principal                                                             59,533,333.33
Class B Monthly Principal                                                                      0.00
Monthly Principal                                                                     59,533,333.33
PFA Deposit                                                                           59,533,333.33
PFA Withdrawal                                                                                 0.00
Ending PFA Balance                                                                   238,133,333.33
Principal to Investors                                                                         0.00
Ending Class A Invested Amount                                                       357,200,000.00
Ending Class B Invested Amount                                                        22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                        10.71%
Revolving Investor Interest                                                          630,000,000.00
Class A Invested Amount                                                              357,200,000.00
Available Principal                                                                   67,452,497.06
Class A Accumulation Period Length                                                                6

Reserve Account
---------------
Available Reserve Account Amount                                                       1,900,000.00
Covered Amount                                                                           915,325.00
Reserve Draw Amount                                                                       21,150.34
Portfolio Yield                                                                              16.64%
Reserve Account Factor                                                                       50.00%
Portfolio Adjusted Yield                                                                      8.26%
Reserve Account Funding Period Length                                                             3
Reserve Account Funding Date                                                              15-Oct-99
Weighted Average Coupon                                                                       6.16%
Required Reserve Account Amount                                                        1,900,000.00
Reserve Account Surplus                                                                        0.00
Required Reserve Account Deposit                                                          11,602.23
Portfolio Yield - 3 month average                                                            15.94%
Base Rate - 3 month average                                                                   7.58%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                             8.36%

* Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1995-B

Distribution Date of:                                    17-Apr-00
Determined as of:                                        11-Apr-00
For the Monthly Period Ending:                           31-Mar-00
Days in Interest Period (30/360)                                30
Days in Interest Period (Actual/360)                            33

                                                         Beginning                   Ending                   Change
                                                         ---------                   ------                   ------

Pool Balance (Principal)                          4,064,132,311.96         4,010,232,610.78           (53,899,701.18)
Excess Funding Account                                        0.00                     0.00                     0.00

Invested Amount                                     380,000,000.00           380,000,000.00                     0.00
Class A Invested Amount                             357,200,000.00           357,200,000.00                     0.00
Class B Invested Amount                              22,800,000.00            22,800,000.00                     0.00

Principal Funding Account                                     0.00            59,533,333.33            59,533,333.33

Adjusted Invested Amount                            380,000,000.00           320,466,666.67           (59,533,333.33)
Class A Adjusted Invested Amount                    357,200,000.00           297,666,666.67           (59,533,333.33)
Class B Adjusted Invested Amount                     22,800,000.00            22,800,000.00                     0.00
Enhancement Invested Amount                                   0.00                     0.00                     0.00

Reserve Account                                       1,900,000.00             1,900,000.00                     0.00

Available Cash Collateral Amount                     38,000,000.00            32,642,000.00            (5,358,000.00)
Available Shared Collateral Amount                   34,200,000.00            28,842,000.00            (5,358,000.00)
Spread Account                                       20,900,000.00            20,900,000.00                     0.00

Servicing Base Amount                               380,000,000.00           320,466,666.67           (59,533,333.33)

Allocation Percentages
----------------------
Floating Allocation Pct                                      9.35%
Principal Allocation Pct                                     9.35%
Class A Floating Pct                                        94.00%
Class B Floating Pct                                         6.00%
Class A Principal Pct                                       94.00%
Class B Principal Pct                                        6.00%

                                                                          Series
Allocations                                                 Trust         1995-B              Class A           Class B
-----------                                        ---------------------------------------------------------------------

Principal Collections                              483,500,629.46      45,207,740.57    42,495,276.13      2,712,464.43

Finance Charge Collections                          77,278,659.48       7,225,623.66     6,792,086.24        433,537.42
PFA Investment Proceeds                                        NA               0.00             0.00              0.00
Reserve Account Draw                                           NA               0.00             0.00              0.00
                                                                       -------------    -------------        ----------
Available Funds                                                         7,225,623.66     6,792,086.24        433,537.42

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                      395,833.33       372,083.33         23,750.00
Monthly Interest                                                        1,997,850.00     1,875,300.00        122,550.00
Monthly Servicing Fee                                                      79,166.67        74,416.67          4,750.00
Defaulted Amounts                                   25,415,955.93       2,376,414.57     2,233,829.70        142,584.87
                                                                       -------------    -------------        ----------
                                                                        4,849,264.57     4,555,629.70        293,634.87

Excess Spread                                                           2,518,943.96     2,236,456.54        282,487.42
Required Amount                                                                 0.00             0.00              0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                         10,815.75
Risk-Free Fee                                                                                6,130.67
Interest on CCA Draw or Difference between Loan Interest and Deposit Interest               12,327.23
                                                                                        -------------
Monthly Cash Collateral Fee                                                                 29,273.65

Cash Collateral Account (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                              5.83%
Principal Payment Rate Calculation                                                             11.53%
Calculated Current Month's Spread Account Cap                                                   5.50%
Spread Account Cap Adjustment                                                                   0.00%
Applicable Spread Account Cap Percentage                                                        5.50%
Beginning Cash Collateral Amount                                                        38,000,000.00
Required Cash Collateral Amount                                                         32,642,000.00
Cash Collateral Account Draw                                                                     0.00
Cash Collateral Account Surplus                                                          5,358,000.00
Beginning Spread Account Balance                                                        20,900,000.00
Required Spread Account Amount                                                          20,900,000.00
Required Spread Account Draw                                                                     0.00
Required Spread Account Deposit                                                                  0.00
Spread Account Surplus                                                                           0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                               1
Controlled Accumulation Amount                                                          59,533,333.33
Required PFA Balance                                                                    59,533,333.33
Beginning PFA Balance                                                                            0.00
Controlled Deposit Amount                                                               59,533,333.33
Available Investor Principal Collections                                                47,584,155.14
Principal Shortfall                                                                     11,949,178.19
Shared Principal to Other Series                                                                 0.00
Shared Principal from Other Series                                                      11,949,178.19
Class A Monthly Principal                                                               59,533,333.33
Class B Monthly Principal                                                                        0.00
Monthly Principal                                                                       59,533,333.33
PFA Deposit                                                                             59,533,333.33
PFA Withdrawal                                                                                   0.00
Ending PFA Balance                                                                      59,533,333.33
Principal to Investors                                                                           0.00
Ending Class A Invested Amount                                                         357,200,000.00
Ending Class B Invested Amount                                                          22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                          10.71%
Revolving Investor Interest                                                            630,000,000.00
Class A Invested Amount                                                                357,200,000.00
Available Principal                                                                     67,452,497.06
Class A Accumulation Period Length                                                                  6

Reserve Account
---------------
Available Reserve Account Amount                                                         1,900,000.00
Covered Amount                                                                                   0.00
Reserve Draw Amount                                                                              0.00
Portfolio Yield                                                                                15.91%
Reserve Account Factor                                                                         50.00%
Portfolio Adjusted Yield                                                                        7.05%
Reserve Account Funding Period Length                                                               3
Reserve Account Funding Date                                                                15-Jan-00
Weighted Average Coupon                                                                         6.31%
Required Reserve Account Amount                                                          1,900,000.00
Reserve Account Surplus                                                                      9,548.11
Required Reserve Account Deposit                                                                 0.00
Portfolio Yield - 3 month average                                                              14.96%
Base Rate - 3 month average                                                                     7.81%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                               7.15%

* Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A

Distribution Date of:                                   17-Apr-00
Determined as of:                                       11-Apr-00
For the Monthly Period Ending:                          31-Mar-00
Days in Interest Period (30/360)                               30
Days in Interest Period (Actual/360)                           33

                                                        Beginning             Ending             Change
                                                        ---------             ------             ------
Pool Balance (Principal)                         4,064,132,311.96   4,010,232,610.78     (53,899,701.18)
Excess Funding Account                                       0.00               0.00               0.00

Invested Amount                                    500,000,000.00     500,000,000.00               0.00
Class A Invested Amount                            465,000,000.00     465,000,000.00               0.00
Class B Invested Amount                             35,000,000.00      35,000,000.00               0.00

Principal Funding Account                                    0.00               0.00               0.00

Adjusted Invested Amount                           500,000,000.00     500,000,000.00               0.00
Class A Adjusted Invested Amount                   465,000,000.00     465,000,000.00               0.00
Class B Adjusted Invested Amount                    35,000,000.00      35,000,000.00               0.00
Enhancement Invested Amount                                  0.00               0.00               0.00

Reserve Account                                              0.00               0.00               0.00

Available Cash Collateral Amount                    50,000,000.00      50,000,000.00               0.00
Available Shared Collateral Amount                  50,000,000.00      50,000,000.00               0.00
Spread Account                                       5,000,000.00       5,000,000.00               0.00

Servicing Base Amount                              500,000,000.00     500,000,000.00               0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                    12.30%
Principal Allocation Pct                                   12.30%
Class A Floating Pct                                       93.00%
Class B Floating Pct                                        7.00%
Class A Principal Pct                                      93.00%
Class B Principal Pct                                       7.00%

                                                               Series
Allocations                                      Trust         1996-A             Class A         Class B
-----------                             -------------------------------------------------------------------
Principal Collections                   483,500,629.46      59,483,869.17     55,319,998.33    4,163,870.84

Finance Charge Collections               77,278,659.48       9,507,399.56      8,841,881.59      665,517.97
PFA Investment Proceeds                             NA               0.00              0.00            0.00
Reserve Account Draw                                NA               0.00              0.00            0.00
                                                            -------------      ------------      ----------
Available Funds                                              9,507,399.56      8,841,881.59      665,517.97

Monthly Investor Obligations
----------------------------
Servicer Interchange                                           520,833.33        484,375.00       36,458.33
Monthly Interest                                             2,856,562.50      2,652,873.44      203,689.06
Monthly Servicing Fee                                          104,166.67         96,875.00        7,291.67
Defaulted Amounts                        25,415,955.93       3,126,861.28      2,907,980.99      218,880.29
                                                            -------------     -------------      ----------
                                                             6,608,423.78      6,142,104.43      466,319.35

Excess Spread                                                3,117,856.07      2,699,777.16      418,078.91
Required Amount                                                      0.00              0.00            0.00

1 Month Libor Rate                           6.003750%
------------------

Cash Collateral Account
Cash Collateral Fee                                                               28,645.83
Interest on CCA Draw                                                                   0.00
Total                                                                             28,645.83



Cash Collateral Account (continued)
-----------------------------------
Quarterly Excess Spread Percentage                                      6.06%
Principal Payment Rate Calculation                                     11.53%
Calculated Current Month's Spread Account Cap                           1.00%
Spread Account Cap Adjustment                                           0.00%
Applicable Spread Account Cap Percentage                                1.00%
Beginning Cash Collateral Amount                                50,000,000.00
Required Cash Collateral Amount                                 50,000,000.00
Cash Collateral Account Draw                                             0.00
Cash Collateral Account Surplus                                          0.00
Beginning Spread Account Balance                                 5,000,000.00
Required Spread Account Amount                                   5,000,000.00
Required Spread Account Draw                                             0.00
Required Spread Account Deposit                                          0.00
Spread Account Surplus                                                   0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                       0
Controlled Accumulation Amount                                  51,666,666.67
Required PFA Balance                                                     0.00
Beginning PFA Balance                                                    0.00
Controlled Deposit Amount                                                0.00
Available Investor Principal Collections                        62,610,730.45
Principal Shortfall                                                      0.00
Shared Principal to Other Series                                62,610,730.45
Shared Principal from Other Series                                       0.00
Class A Monthly Principal                                                0.00
Class B Monthly Principal                                                0.00
Monthly Principal                                                        0.00
PFA Deposit                                                              0.00
PFA Withdrawal                                                           0.00
Ending PFA Balance                                                       0.00
Principal to Investors                                                   0.00
Ending Class A Invested Amount                                 465,000,000.00
Ending Class B Invested Amount                                  35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                  10.71%
Revolving Investor Interest                                    500,000,000.00
Class A Invested Amount                                        465,000,000.00
Available Principal                                             53,533,727.83
Class A Accumulation Period Length                                          9

Reserve Account
---------------
Available Reserve Account Amount                                         0.00
Covered Amount                                                           0.00
Reserve Draw Amount                                                      0.00
Portfolio Yield                                                        15.91%
Reserve Account Factor                                                 75.00%
Portfolio Adjusted Yield                                                7.23%
Reserve Account Funding Period Length                                       3
Reserve Account Funding Date                                        15-May-02
Weighted Average Coupon                                                 6.86%
Required Reserve Account Amount                                          0.00
Reserve Account Surplus                                                  0.00
Required Reserve Account Deposit                                         0.00
Portfolio Yield - 3 month average                                      14.96%
Base Rate - 3 month average                                             7.63%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                       7.33%

* Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.

                         MONTHLY SERVICER'S CERTIFICATE
                              FIRST USA BANK, N.A.


                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1995-A


          The undersigned, a duly authorized representative of First USA Bank N.A., as Servicer ("First USA"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-A Supplement (as amended and supplemented, the "Series Supplement"), between First USA, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. First USA is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occuring on 17-Apr-00.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.
     [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default.].

          6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement.
     [or, if there is a Lien, such Lien consists of ]

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of Apr-00


          First USA Bank, N.A.
          as Servicer

          By:                 /s/ Tracie Klein
                              ---------------------------------------
                              Name:  Tracie Klein
                              Title: First Vice President

                         MONTHLY SERVICER'S CERTIFICATE
                              FIRST USA BANK, N.A.


                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1995-B


          The undersigned, a duly authorized representative of First USA Bank N.A., as Servicer ("First USA"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-B Supplement (as amended and supplemented, the "Series Supplement"), between First USA, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. First USA is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occuring on 17-Apr-00.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.
     [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default.].

          6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement.
     [or, if there is a Lien, such Lien consists of ]

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of Apr-00


          FIRST USA BANK, N.A.
          as Servicer

          By:                 /s/ Tracie Klein
                              ---------------------------------------
                              Name:  Tracie Klein
                              Title: First Vice President

                         MONTHLY SERVICER'S CERTIFICATE
                              FIRST USA BANK, N.A.


                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1996-A


          The undersigned, a duly authorized representative of First USA Bank, NA, as Servicer ("First USA"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-A Supplement dated as of March 27, 1996 (as amended and supplemented, the "Series Supplement"), between First USA, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. First USA is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occuring on 17-Apr-00.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.
     [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable].

          6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.
     [or, if there is a Lien, such Lien consists of ]

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of Apr-00


          FIRST USA BANK, N.A.
          as Servicer

          By:                 /s/ Tracie Klein
                              ---------------------------------------
                              Name:  Tracie Klein
                              Title: First Vice President